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
                                                                                                                Exhibit 99(i)
                                                     MERRILL LYNCH & CO., INC.
                                              PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                                 For the Three Months Ended         Percent Inc / (Dec)(1)
                                                         ---------------------------------------  --------------------------
                                                           June 25,    March 26,      June 26,      2Q99 vs.        2Q99 vs.
(in millions, except per share amounts)                      1999        1999           1998          1Q99            2Q98
                                                         -----------  ------------  ------------  ------------    ----------
NET REVENUES
  Commissions                                            $    1,592   $     1,567   $     1,463         1.6%            8.8%
  Principal transactions                                      1,064         1,444           989       (26.3)            7.6
  Investment banking                                            908           633           898        43.5             1.1
  Asset management and portfolio service fees                 1,159         1,110         1,084         4.4             6.8
  Other                                                         175           132           137        32.3            28.1
                                                         -----------  ------------  ------------
    Subtotal                                                  4,898         4,886         4,571         0.3             7.2

  Interest and dividends                                      4,018         3,965         5,010         1.3           (19.8)
  Interest expense                                            3,476         3,585         4,726        (3.0)          (26.4)
                                                         -----------  ------------  ------------
    Net interest profit                                         542           380           284        42.6            90.9

  TOTAL NET REVENUES                                          5,440         5,266         4,855         3.3            12.0
                                                         -----------  ------------  ------------

NON-INTEREST EXPENSES
  Compensation and benefits                                   2,729         2,762         2,473        (1.2)           10.4
  Communications and technology                                 536           480           431        11.8            24.3
  Occupancy and related depreciation                            232           227           217         2.4             7.0
  Advertising and market development                            201           152           200        32.1             0.5
  Brokerage, clearing, and exchange fees                        170           154           167        10.6             2.0
  Professional fees                                             143           117           143        22.2             0.5
  Goodwill amortization                                          56            57            55        (1.3)            1.0
  Other                                                         342           321           254         6.5            34.5
                                                         -----------  ------------  ------------

  TOTAL NON-INTEREST EXPENSES                                 4,409         4,270         3,940         3.3            11.9
                                                         -----------  ------------  ------------

Earnings Before Income Taxes and Dividends
  on Preferred Securities Issued by Subsidiaries              1,031           996           915         3.4            12.6

Income tax expense                                              310           338           339        (8.6)           (8.8)

Dividends on preferred securities issued by subsidiaries         48            49            27        (1.7)           82.0
                                                         -----------  ------------  ------------

NET EARNINGS                                             $      673   $       609   $       549        10.5            22.5
                                                         ===========  ============  ============

Preferred stock dividends                                $        9   $        10   $         9           -               -
                                                         -----------  ------------  ------------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS           $      664   $       599   $       540        10.7            22.9
                                                         ===========  ============  ============

EARNINGS PER COMMON SHARE
  Basic                                                       $1.80         $1.65         $1.52         9.1            18.4
  Diluted                                                      1.57          1.44          1.31         9.0            19.8

AVERAGE SHARES
  Basic                                                       368.3         364.0         355.3         1.2             3.7
  Diluted                                                     421.3         415.7         411.4         1.3             2.4

(1)       Percentages are based on actual numbers before rounding.



                                       7
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

                                                                                                                 Exhibit 99(i)
                                                     MERRILL LYNCH & CO., INC.
                                              PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                                        For the Six Months Ended
                                                                        June 25,           June 26,              Percent
(in millions, except per share amounts)                                   1999               1998              Inc / (Dec)(1)
                                                                     ----------------   ----------------      ---------------
NET REVENUES
  Commissions                                                        $         3,159    $      2,926                   8.0%
  Principal transactions                                                       2,509           2,160                  16.1
  Investment banking                                                           1,540           1,729                 (10.9)
  Asset management and portfolio service fees                                  2,268           2,114                   7.3
  Other                                                                          308             217                  42.1
                                                                     ----------------   -------------
    Subtotal                                                                   9,784           9,146                   7.0

  Interest and dividends                                                       7,983           9,824                 (18.7)
  Interest expense                                                             7,061           9,352                 (24.5)
                                                                     ----------------   -------------
    Net interest profit                                                          922             472                  95.3

  TOTAL NET REVENUES                                                          10,706           9,618                  11.3
                                                                     ----------------   -------------

NON-INTEREST EXPENSES
  Compensation and benefits                                                    5,490           4,971                  10.4
  Communications and technology                                                1,016             823                  23.4
  Occupancy and related depreciation                                             459             418                   9.7
  Advertising and market development                                             353             377                  (6.3)
  Brokerage, clearing, and exchange fees                                         324             323                   0.5
  Professional fees                                                              261             295                 (11.5)
  Goodwill amortization                                                          113             111                   1.9
  Other                                                                          663             517                  28.3
                                                                     ----------------   -------------

  TOTAL NON-INTEREST EXPENSES                                                  8,679           7,835                  10.8
                                                                     ----------------   -------------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                               2,027           1,783                  13.7

Income tax expense                                                               648             670                  (3.2)

Dividends on preferred securities issued by subsidiaries                          97              50                  95.2
                                                                     ----------------   -------------

NET EARNINGS                                                         $         1,282    $      1,063                  20.5
                                                                     ================   =============

Preferred stock dividends                                            $            19    $         19                   -
                                                                     ----------------   -------------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS                       $         1,263    $      1,044                  20.9
                                                                     ================   =============

EARNINGS PER COMMON SHARE
  Basic                                                                        $3.45           $2.96                  16.6
  Diluted                                                                       3.02            2.57                  17.5

AVERAGE SHARES
  Basic                                                                        366.2           352.4                   3.9
  Diluted                                                                      418.5           405.8                   3.1

(1)       Percentages are based on actual numbers before rounding.



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